Neuberger Berman Equity Funds®

Supplement to the Prospectuses dated December 19, 2008

Neuberger Berman Global Real Estate Fund:

Class A
Class C
Institutional Class

The Board of Trustees of Neuberger Berman Equity Funds (the “Trust”) has approved the liquidation of Neuberger Berman Global Real Estate Fund (the “Fund”), a series of the Trust. Accordingly, the Fund will cease its investment operations, liquidate its assets and make a final distribution to its shareholders of record.

The date of liquidation for the Fund currently is anticipated to be on or about January 29, 2009 (“Liquidation Date”). Investors may continue to redeem shares of the Fund through the Liquidation Date. As of the close of business on January 23, 2009, the Fund will no longer accept orders to buy Fund shares from new investors or existing shareholders (including purchases through dividend reinvestments). In connection with the liquidation, the Fund may depart from its stated goals, strategies and techniques as it begins to convert all portfolio securities to cash or cash equivalents in preparation of the distribution of its assets to shareholders. Any investors who purchased Class A and C shares on or after December 5, 2008 will be reimbursed any applicable sales charge paid and will not be subject to any applicable contingent deferred sales charge. If any such sales charge has already been paid, that amount will be reimbursed to the investor.

The date of this supplement is January 9, 2009.

NEUBERGER BERMAN
Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158-0180
Shareholder Services
800.877.9700
Institutional Services
800.366.6264
www.nb.com